Day One Biopharmaceuticals Targeted Therapies for People of All Ages May 2024

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Cancer Therapies for People of All Ages Develop medicines for genomically-defined cancers Establish first-in-class position through rapid registration pathways Expand to adolescent and adult populations in parallel and pursue those opportunities with the same commitment we do for children Our Approach Nasdaq: DAWN IPO: 2021 Founded: 2018 Financial Position: Runway into 2026

1 OJEMDA has received accelerated approval by the U.S. Food and Drug Administration. † Pimasertib Phase 1 dose escalation and expansion trial previously completed. † † Includes patients ≥12 years of age. § Research collaboration and license agreement with Sprint Bioscience AB for exclusive worldwide rights to a research-stage program targeting VRK1. pLGG, pediatric low-grade glioma. The safety and efficacy of investigational agents and/or investigational uses of approved products have not been established. Our Pipeline Product Candidate Therapeutic Area Preclinical Phase 1 Phase 2 Phase 3/ Registrational Approved Recent & Anticipated Milestones Tovorafenib Type II RAF Inhibitor OJEMDA brand name in U.S.1 BRAF-altered Relapsed pLGG FDA approval: April 2024 Frontline RAF-altered pLGG First patient dosed: March 2023 Pimasertib MEK 1/2 Inhibitor MAPK-altered solid tumors† (Combo w/ tovorafenib) Recommended Phase 2 dose & schedule expected: 2H 2024 VRK1 Program VRK1 Inhibitor Pediatric and adult cancers In-licensed§: August 2023 FIREFLY-1 (pivotal Phase 2) FIREFLY-2 (pivotal Phase 3) FIREFLIGHT-1 † †

OJEMDATM (tovorafenib) Relapsed or Refractory BRAF-altered pLGG

OJEMDA Now Approved In The U.S. OJEMDA is the first and only FDA Approved therapy for the treatment of pediatric patients 6 months of age and older with relapsed or refractory pediatric low-grade glioma harboring a BRAF fusion or rearrangement, or BRAF V600 mutation *This indication is approved under accelerated approval based on response rate and duration of response. Continued approval for this indication may be contingent upon verification of clinical benefit in a confirmatory trial.

pLGG Impact On Patients’ Lives Lily was diagnosed with an operable brain tumor at 5 months of age Lily, lives with pLGG.

Pediatric Low-Grade Glioma: The Most Common Type Of Brain Tumor In Children pLGGs are chronic and relentless, with patients suffering profound tumor and treatment-associated morbidity that can impact their life trajectory over the long term1 A Serious and Life-Threatening Disease For the majority of pLGG patients in the relapsed setting, there is no standard of care and no approved therapies Up to 75% of pLGGs have a BRAF alteration*, of those ~80% are BRAF fusions and ~20% are BRAF V600 mutations2-6 Despite surgery playing a significant role in treatment, the vast majority of patients still require systemic therapy7,8 Due to high rate of disease recurrence, most patients will undergo multiple lines of systemic therapy over the course of their disease *Incidence of BRAF alterations varies across pLGG subtypes. 1 Sievert AJ, Fisher MJ. Pediatric low-grade gliomas. J Child Neurol. 2009;24(11):1397-1408. doi:10.1177/0883073809342005. 2 Penman CL et al. Front Oncol. 2015;5:54. 3 Cohen AR., N Engl J Med. 2020;386(20):1922-1931. 4 Lassaletta A, et al. J Clin Oncol. 2017;35(25):2934-2941. 5 Faulkner C, et al. J Neuropathol Exp Neurol. 2015;74(9):867-872. 6 Packer RJ, et al. Neuro Oncol. 2017;19(6):750-761. 7 Ostrum QT et al., Neuro Oncol. 2015; 16(Suppl 10):x1-x36; 8 De Blank P. et al., Curr Opin Pediatr. 2019 Feb; 31(1):21-27.

Source: 1. Heitzer AM, Raghubar K, Ris MD, et al. Neuropsychological functioning following surgery for pediatric low-grade glioma: a prospective longitudinal study. J Neurosurg Pediatr. 2019;1-9. doi:10.3171/2019.9.PEDS19357. 2. Bryant R. Managing side effects of childhood cancer treatment. J Pediatr Nurs. 2003;18(2):113-125. doi:10.1053/jpdn.2003.11. 3. Zahnreich S, Schmidberger H. Childhood cancer: occurrence, treatment and risk of second primary malignancies. Cancers (Basel). 2021;13(11):2607. doi:10.3390/cancers/13112607. 4. National Cancer Institute. Fertility issues in girls and women with cancer. http://www.cancer.gov. Accessed June 13, 2022. 5. Alessi I., Caroleo A.M., de Palma L., Mastronuzzi A., Pro S., Colafati G.S., Boni A., Della Vecchia N., Velardi M., Evangelisti M., et al. Short and Long-Term Toxicity in Pediatric Cancer Treatment: Central Nervous System Damage. Cancers. 2022;14:1540. doi: 10.3390/cancers14061540. Conventional Treatments Can Be Disruptive To Childhood And Can Have Significant Long-Term Consequences Goal of therapy is to control the tumor, minimize the burden of surgery, chemotherapy, and radiation, and reduce the risk of life-long treatment and disease-related effects Significant recovery times Risks of complications Resection may be limited by location of tumor Potential for functional deficits based on location of tumor and extent of resection Risk of secondary malignancy Risk of malignant transformation Risk of vascular proliferation and stroke Neurocognitive impact, depending on location of tumor and radiation field Requirement for indwelling catheter and weekly infusions Risk of neutropenia, hypersensitivity reactions, nausea and vomiting and peripheral neuropathy Surgery Chemotherapy Radiation

Overview U.S. Prescribing Information For OJEMDATM (tovorafenib) *This indication is approved under accelerated approval based on response rate and duration of response. Continued approval for this indication may be contingent upon verification of clinical benefit in a confirmatory trial. INDICATION OJEMDA is indicated for the treatment of pediatric patients 6 months of age and older with relapsed or refractory pediatric low-grade glioma harboring a BRAF fusion or rearrangement, or BRAF V600 mutation RECOMMENDED DOSE 380 mg/m2 administered orally once weekly (not to exceed a dose of 600mg once weekly); OJEMDA can be taken with or without food For full prescribing information, visit dayonebio.com Available in tablet formulation and pediatric-friendly powder for oral suspension

Efficacy Summary From OJEMDATM (tovorafenib) Prescribing Information Overall response rate (RAPNO-LGG) in 76 evaluable patients 51% Response (IRC) RAPNO-LGG n n (%) 95% CI ORR, n (%) BRAF fusion or rearrangement BRAF V600 mutation Prior MAPKi use MAPKi-naïve Median DOR, months Median TTR, months Range 76 64 12 45 31 39 39 39 (51) 33 (52) 6 (50) 22 (49) 17 (55) 13.8 5.3 1.6-11.2 40-63 39-64 21-79 31-64 36-73 11.3-NR† Maximum change in tumor size (%) June 5, 2023 data cutoff. CI, confidence interval; DOR, duration of response; IRC, independent radiology review committee; LGG, low-grade glioma; NR, not reached; ORR, overall response rate; RAPNO, Response Assessment in Pediatric Neuro-Oncology; TTR, time to response; CR, complete response; PR, partial response; MR, minor response; SD, stable disease; PD, progressive disease. † As of the data cutoff, 66% remain on tovorafenib.

Warnings and Precautions Hemorrhage Skin toxicity, including photosensitivity Hepatotoxicity Effect on growth Embryo-fetal toxicity Use in NF1- associated tumors Safety Summary From OJEMDATM (tovorafenib) Prescribing Information No boxed warnings or contraindications TEAEs Preferred Term, n (%) Any Grade Grade ≥3 Any AE 137 (100) 86 (63) Hair color changes 104 (76) 0 Anemia 81 (59) 15 (11) Elevated CPK 80 (58) 16 (12) Fatigue 76 (55) 6 (4) Vomiting 68 (50) 6 (4) Hypophosphatemia 64 (47) 0 Headache 61 (45) 2 (1) Maculo-papular rash 60 (44) 11 (8) TEAEs (≥ 30% of patients [n=137]) Preferred Term, n (%) Any Grade Grade ≥3 Any AE 137 (100) 86 (63) Hair color changes 104 (76) 0 Anemia 81 (59) 15 (11) Elevated CPK 80 (58) 16 (12) Fatigue 76 (55) 6 (4) Vomiting 68 (50) 6 (4) Hypophosphatemia 64 (47) 0 Headache 61 (45) 2 (1) Maculo-papular rash 60 (44) 11 (8) Pyrexia 53 (39) 5 (4) Dry skin 49 (36) 0 Elevated LDH 48 (35) 0 Increased AST 47 (34) 4 (3) Constipation 45 (33) 0 Nausea 45 (33) 0 Upper RTI 43 (31) 2 (1) Dermatitis acneiform 42 (31) 1 (1) Epistaxis 42 (31) 1 (1) June 5, 2023 data cutoff. OJEMDA safety data (n=137). Treatment-emergent AEs ≥20% any grade in arms 1 & 2. AE, adverse event; AST, aspartate aminotransferase; CPK, creatine phosphokinase; LDH, lactate dehydrogenase; RTI, respiratory tract infection; TEAEs, treatment-emergent adverse events.

Estimated BRAF-Altered pLGG Patient Population In The U.S. ~26,000 ~2,000-3,000 ~1,100 Recurrent/Progressive Total Addressable Patient Population per Year6 at Steady State* Incidence of Treatment-Eligible Frontline Patients4,5 Prevalence of Systemically-Treated Patients Under 251-5 Up to 75% of pLGG cases are BRAF-altered7-14 Incidence of BRAF alterations varies across pLGG subtypes of these cases have BRAF fusion, primarily KIAA1549-BRAF † of these cases have BRAF point mutations, primarily BRAF V600† † ~80% ~20% 1 Selt F, van Tilburg CM, Bison B, et al. Response to trametinib treatment in progressive pediatric low-grade glioma patients. J Neurooncol. 2020;149(3):499-510. doi:10.1007/s11060-020-03640-3. 2 Ryall S, Tabori U, Hawkins C. Pediatric low-grade glioma in the era of molecular diagnostics. Acta Neuropathol Commun. 2020;8(1):30. doi:10.1186/s40478-020-00902-z.  3 SEER US complete prevalence counts of patients aged under 25 with Brain and Other Nervous Systems tumors as of January 1, 2017. 4 CBTRUS, Qaddoumi et al 2009, Schreck et al 2019, ClearView Analysis. 5 US Census. Estimated annual incidence, estimated prevalence, and estimated recurrent/progressive total addressable patient population are Day One calculations based on publicly available data. 6 Source: Internal market research conducted by EpidStrategies, A Division of ToxStrategies, Inc. on behalf of Day One. 7 Ryall S, et al. Acta Neuropathol Commun. 2020;8(1):30. 8 Behling F, et al. Cancers (Basel). 2019;11(6):794. 9 Penman CL, et al. Front Oncol. 2015;5:54. 10 Packer RJ, et al. Neuro Oncol. 2017;19(6):750-761. 11 Cohen AR, et al. N Engl J Med. 2022;386(20):1922-1931. 12 Ryall S, et al. J Neuropathol Exp Neurol. 2017;76(7):562-570. 13 Lassaletta A, et al. J Clin Oncol. 2017;35(25):2934-2941. 14 Faulkner C, et al. J Neuropathol Exp Neurol. 2015;74(9):867-872. * The estimated addressable pool of recurrent or progressive pLGG patients is based on progression free survival curves modeled from published literature. † Predominantly seen in pilocytic astrocytomas. †† May vary across pLGG subtypes. BRAF, V-Raf murine sarcoma viral oncogene homolog B; MAPK, mitogen-activated protein kinase; pLGG, pediatric low-grade glioma.

What Physicians & Caregivers Are Looking For In A Therapy Effective in stopping or shrinking tumors Manageable safety profile Minimal disruption to child’s life What HCP’s are Seeking “The goal is not interfering with the child’s life.” – Ped Onc, Chicago Ad Board “Our time with our kids is precious and not guaranteed, so the less time with meds and doctors the better.” – Caregiver for a child under 5 yrs What Caregivers are Seeking Live as normal of a childhood as possible Minimal impact from the disease Minimal disruption to child’s life

Product Profile Aligns With What Physicians Are Looking For In A Therapy Data from Pivotal Phase 2 FIREFLY-1 trial. Meaningful tumor stabilization or shrinkage may be possible with OJEMDA. In the clinical trial: 51% of children experienced tumor shrinkage by at least 25% 82% of children saw their tumors shrink or remain stable  Efficacy Safety Dosing Generally well-tolerated therapy, with 9 out of 10 patients staying on treatment in the clinical trial  Most common grade 3 / 4 adverse events include: anemia, elevated CPK, maculo-papular rash, fatigue & vomiting Once-weekly, taken with or without food conveniently from home can mean fewer daily interruptions OJEMDA is indicated for the treatment of patients 6 months of age and older with relapsed or refractory pediatric low-grade glioma (LGG) harboring a BRAF fusion, rearrangement, or BRAF V600 mutation.

Comprehensive Approach For A Successful Launch SP, Specialty Pharmacy. Physicians Payers Patients & Families Pre-launch engagement to establish Day One & provide background information Plans in place for rapid engagement post-approval 89% 65% AIDED AWARENESS INTENT TO TREAT Dedicated & experienced sales team to engage HCPs SP distribution enables consistent patient experience Comprehensive patient support programs address patient needs and accelerates access to drug Objective: Establish OJEMDATM  as 1st choice in relapsed / refractory BRAF-altered pLGG patients Objective: Rapidly establish coverage Objective: Provide a positive & supportive experience when initiating therapy

Targeted Launch With Highly Experienced Field Team Deep oncology experience with relationships at top-tier accounts Targeting ~200 centers where 90% of pLGG patients receive treatment 18 Account Managers fully-dedicated to OJEMDA Institutional experience and existing relationships with key accounts Average experience: 13 years of oncology 4 years of rare disease 2 years of pediatric oncology clinical experience

Patient Support Program Supporting Access DEDICATED PATIENT NAVIGATOR COPAY CARD PROGRAM PHONE & VIDEO CONSULTATIONS COVERAGE DELAY PROGRAM PATIENT ASSISTANCE PROGRAM COVERAGE INTERRUPTION SUPPORT

FIREFLY-2 / LOGGIC Pivotal Phase 3 Trial of Tovorafenib in Frontline pLGG

FIREFLY-2/LOGGIC Pivotal Phase 3 Trial Of Tovorafenib In Frontline pLGG Trial Design * COG or SIOPe-LGG regimen. Abbreviations: CHG, chiasmatic, hypothalamic glioma; DoR, duration of response; LGG, low-grade glioma; ORR, objective response rate; QoL, quality of life; QW, once weekly; SoC, standard of care. Endpoints Randomized, global, registrational Phase 3 trial of monotherapy tovorafenib vs SoC chemotherapy Eligibility: Patients aged 6 months to <25 years with LGG harboring a RAF alteration and requiring first-line systemic therapy Tovorafenib available as tablets and pediatric-friendly liquid suspension Patients who progress after stopping tovorafenib may be re-challenged Patients who progress in the SoC arm during or post-treatment may cross-over to receive tovorafenib Primary endpoint: ORR based on RANO-LGG criteria, assessed by blinded independent central review The ORR primary analysis is expected to occur ~12 months after the last patient randomized Key secondary endpoints: PFS and DoR by RANO criteria, ORR by RAPNO criteria Other secondary endpoints: changes in neurological and visual function, safety, and tolerability Key exploratory objectives: QoL and health utilization measures Non-resectable or sub-total resected LGG AND Requiring first-line systemic therapy N ≈ 400 Stratified by Location of tumor Genomic alteration CDKN2A status Infant CHG diagnosis Tovorafenib, 420mg/m2 QW (not to exceed 600 mg) Investigator's choice of vincristine/carboplatin* or vinblastine Long-term follow-up (48 months) 1:1 Randomization

FIRELIGHT-1 Phase 1b/2 Trials Evaluating Tovorafenib as a Combination with Pimasertib

Pimasertib: Investigational Allosteric MEK1/2 Inhibitor With Demonstrated Activity In MAPK-Driven Solid Tumors Pimasertib is an investigational orally-bioavailable, selective, non-competitive MEK1/2 inhibitor in-licensed from Merck KGaA in February 2021 Extensive non-clinical and clinical development work through Phase 2, including a solid tumor trial in Japan and combinations with other MOAs Main AEs typical for all in-class allosteric MEK inhibitors (GI, CPK elevation, skin rash, visual disturbances) Nearly three-fold higher CNS penetration than other MEKi inhibitors (trametinib or selumetinib) Pimasertib showed monotherapy clinical activity, including an improvement in median PFS versus dacarbazine in NRAS mutant melanoma Combination with tovorafenib and other targeted therapies may unlock the full value of pimasertib in advanced solid tumors Sources: Pimasertib Investigator Brochure, v12, 2019; de Gooijer et al., Int J Cancer, 2018; Shaw et al., AACR LB-456, 2012; Lebbe et al., Cancers, 2020.

Vertical MAPK Pathway Inhibition With Tovorafenib And Pimasertib May Unlock Potential Synergy For Adult Solid Tumors KRAS or NRAS mutant BRAF non-V600 mutant MEK ERK RAF/ MEK/ERK PI3K/m TOR PI3K/m TOR Proliferation, survival Proliferation, survival Type II RAFi + MEKI Type II RAFi + MEKI Non V600 BRAF dimers are effectively inhibited by type II RAFi , but not type I BRAFi Targeting multiple nodes of MAPK pathway will drive deeper and more durable response Type II RAFi + MEKi is synergistic in BRAF fusion melanoma PDX model ex vivo (internal data) Sensitivity of KRAS Q61 mutant cells to pimasertib is enhanced when cells are treated with the type II BRAF inhibitor BGB-283 (Yuan et al., Mol Onc 2020) Tovorafenib + MEK inhibitor is synergistic in KRAS G12C and Q61 mutant tumor cells (Venetsanakos et al., 2021 AACR poster presentation) A B C

NRASmut Selected tumors Pre-identified patients with advanced solid tumors and available clinical molecular profiling information. Tovorafenib / Pimasertib Combination In Solid Tumors (FIRELIGHT-1) Trial Design1 Abbreviations: BOIN, Bayesian Optimal Interval Design; BRAF, B-Raf proto-oncogene, serine/threonine kinase; MAPK, mitogen-activated protein kinase; NRAS, neuroblastoma rat sarcoma viral oncogene. 1Umbrella master study – DAY101-102 (main protocol) DAY101 and MAPK pathway aberration, Sub-study 1 monotherapy (DAY101-102a), Sub-study 2 MEK combo (DAY101-102b).2Intend to open U.S. and ex-U.S. clinical sties. 3DAY101 + Pimasertib until disease progression, intolerable toxicity, withdrawal of consent, or death Endpoints Combination dose escalation, global phase 1b/2 trial2 Phase 1b, BOIN (adaptive), n = 10/cohort (approximately) Phase 2, Simon 2-stage, n = 25/cohort (approximately) Eligibility: Patients aged 12 years and older, dose escalation will be performed in advanced solid tumor patients with any MAPK alteration. Expansion cohorts will focus on indications with a potential path to accelerated approval Phase 1b: PK, PD and Safety, MTD/RP2D Phase 2: Efficacy (ORR, DOR) Safety Follow Up Tovorafenib + Pimasertib until disease progression 3 Phase 1b BRAF-fusion selected tumors Phase 2* *Additional biomarker-selected cohorts may be pursued based on developing data Tumors with MAPK pathway alterations BRAF Class 1 (non-E/K) and Class 2 mutant tumors

Summary

Financial Summary: DAWN All financial and share information is unaudited. PRV, Priority Review Voucher. $ Millions Three Months Ended 3/31/24 Three Months Ended 3/31/23 R&D Expense $40.2 $27.8 G&A Expense $26.6 $18.0 Net Loss $62.4 $42.4 Cash, cash equivalents and short-term investments as of March 31, 2024: $317.9 million (no debt) ~87.4 million shares of common stock outstanding as of May 1, 2024 Projected Cash Runway into 2026 FIREFLY-1: Pivotal Phase 2 clinical trial of tovorafenib Data published in Nature Medicine and oral presentations at SNO in November 2023 OJEMDATM (tovorafenib) approved in the U.S. and received PRV in April 2024 FIREFLY-2/LOGGIC: Pivotal Phase 3 clinical trial of tovorafenib in newly diagnosed pLGG First patient dosed in March 2023

Priorities as a Commercial-Stage Company Expand awareness amongst physicians and establish broad coverage to enable patient access Establish OJEMDA as the standard of care for relapsed or refractory pLGG harboring a BRAF alteration Provide a positive and supportive experience when initiating OJEMDA therapy for patients and families Grow Day One into a leading, biopharmaceutical company that is the partner of choice for oncology drug development Explore selective partnerships as a source of capital and risk sharing Further invest in business development activities to expand our multiple asset portfolio for both children and adults FIREFLY-2: Study tovorafenib as a frontline therapy for treatment-naive patients with pLGG FIRELIGHT-1: Evaluate tovorafenib in combination with pimasertib in adolescent and adult populations Advance early stage VRK1 program to clinical development Launch OJEMDATM (tovorafenib) Advance Portfolio Expand Pipeline

Appendix

Tovorafenib Inhibits Both BRAF Fusions And BRAF V600 Mutations Tovorafenib is an investigational, oral, selective, CNS-penetrant, type II RAF inhibitor that was designed to inhibit both monomeric and dimeric RAF kinase Activity in tumors driven by both RAF fusions and BRAF V600E mutations Tablet and pediatric-friendly liquid suspension Once weekly dosing Currently approved type I BRAF inhibitors are indicated for use in patients with tumors bearing BRAF V600 mutations Type I BRAF inhibitors cause paradoxical MAPK activation in the setting of wild-type RAF, increasing the risk of tumor growth in BRAF fusion-driven Source: 1. Sun Y et al., Neuro Oncol. 2017; 19: 774–85; 2. Sievart AJ et al., PNAS. 2013; 110:5957-62; 3. Karajannis MA et al., Neuro Oncol 2014;16(10):1408-16. RAS-independent activation of the MAPK pathway MAPK pathway RAS RAF MEK ERK Proliferation and survival RAF mutation RAF fusion Proliferation and survival Proliferation and survival Tovorafenib

June 5, 2023 data cutoff. 1 Wen PY, et al. J Clin Oncol. 2010;28(11):1963-1972. 2 Fangusaro J, et al. Lancet Oncol. 2020;21(6):e305–316. 3 van den Bent MJ, et al. Lancet Oncol. 2011;12(6):583-593. Abbreviations: CBR, clinical benefit rate; IRC, independent review committee; C, cycle; D, day; LGG, low-grade glioma; ORR, objective response rate; PFS, progression-free survival; DoR, duration of response; QW, once weekly; TTR, time to response; RANO, Response Assessment in Neuro-Oncology; RAPNO, Response Assessment in Pediatric Neuro-Oncology; MAPK, mitogen-activated protein kinase. For more information, please refer to NCT04775485 Pivotal Phase 2 Trial Of Monotherapy Tovorafenib In Relapsed Or Progressive pLGG (FIREFLY-1) Trial Design Endpoints (Pivotal Arm 1) Three arm, open-label, global registrational phase 2 trial Pivotal Arm 1 (recurrent/progressive pLGG, n=77): harboring a KIAA1549-BRAF fusion or BRAF V600E mutation Arm 2 (expanded access recurrent/progressive LGG, n=60): harboring an activating RAF alteration Arm 3 (extracranial solid tumors): harboring an activating RAF fusion Primary endpoint: ORR based on RANO-HGG1, assessed by blinded independent central review Secondary endpoints: ORR by RAPNO-LGG2 assessed by blinded independent central review; PFS, DoR; TTR, CBR; safety Exploratory analyses: ORR and CBR by RANO-LGG3 assessed by blinded independent central review Day –28 to 0 Study Drug Administration 420mg/m2 QW (not to exceed 600mg), QW in 28-day cycles After Cycle 27: patients may either continue treatment or enter drug holiday period at any time (at discretion of investigator) Screening C27D1 Enrollment/ Baseline (C1D1) End of Trial Clinical and radiological evaluations at baseline, and every 3rd cycle for pLGG and every 2nd cycle for solid tumors Eligibility evaluation Treatment period: minimum of 2 years or until progression or toxicity/intolerability Key Inclusion Criteria 6 months – 25 years of age RAF-altered tumor ≥1 prior line of systemic therapy with radiographic progression Prior use of MAPK pathway targeted therapy was permitted

Data from Pivotal Phase 2 FIREFLY-1 Trial June 5, 2023 data cutoff

FIREFLY-1 Baseline Patient Characteristics June 5, 2023 data cutoff. *Includes 6 patients with BRAF duplication and 2 with BRAF rearrangement per fluorescence in situ hybridization or in situ hybridization. †Includes tumors that were extending into multiple regions of the brain, leptomeningeal disease, and/or spinal disease. ‡The 5 patients that had previously received both a MEK inhibitor and also a BRAF inhibitor are recorded in both the “Prior MEK inhibitor” and “Prior BRAF inhibitor” groups. MAPK, mitogen-activated protein kinase. Characteristic Arm 1 (n=77) Median age, years (range) 8 (2-21) Sex, n (%) Male Female 40 (52) 37 (48) Race, n (%) White Asian Black Multiple Other Not specified 41 (53) 5 (6) 2 (3) 3 (4) 6 (8) 20 (26) Number of lines of prior systemic therapy Median (range) 1, n (%) 2, n (%) ≥3, n (%) 3 (1-9) 17 (22) 21 (27) 39 (51) Prior MAPK pathway targeted therapy, n (%) Prior MEK inhibitor Prior BRAF inhibitor Prior BRAF and MEK inhibitors‡ Any MAPK inhibitor 43 (56) 8* (10) 5 (7) 46 (60) BRAF alteration (n=77) Location (n=77) Optic pathway 51% Cerebral hemisphere 8% Brain stem 8% Deep midline structures 12% Other 16%† Cerebellum 6% 17% 83%

Tumor Response To Tovorafenib Using RAPNO-LGG, RANO-LGG and RANO-HGG Maximum change in tumor size (%) Maximum change in tumor size (%) Maximum change in tumor size (%) RAPNO-LGG RANO-LGG RANO-HGG June 5, 2023 data cutoff. BOR, best overall response; CBR, clinical benefit rate; CI, confidence interval; CR, complete response; DOR, duration of response; HGG, high-grade glioma; IRC, independent radiology review committee; LGG, low-grade glioma; MR, minor response; n/a, not applicable; NE, not evaluable; NR, not reached; ORR, overall response rate; PD, progressive disease; PR, partial response; RANO, Response Assessment in Neuro-Oncology; RAPNO, Response Assessment in Pediatric Neuro-Oncology; SD, stable disease; TTR, time to response. * ORR, CBR and BOR for RAPNO-LGG and RANO-LGG included MRs. Response (IRC) RAPNO-LGG n=76 RANO-LGG N=76 RANO-HGG N=69 ORR,* n (%) 95% CI 39 (51) 40-63 40 (53) 41-64 46 (67) 54-78 CBR,* n (%) SD of any length of time SD ≥12 months 62 (82) 43 (57) 63 (83) 46 (61) 64 (93) 54 (78) BOR,* n (%) CR PR MR SD SD <12 months SD ≥12 months PD NE 0 28 (37) 11 (14) 23 (30) 19 (25) 4 (5) 13 (17) 1 (1) 0 20 (26) 20 (26) 23 (30) 17 (22) 6 (8) 11 (14) 2 (3) 12 (17) 34 (49) n/a 18 (26) 10 (14) 8 (12) 4 (6) 1 (1) Median DOR, months 95% CI 13.8 11.3-NR 14.4 11.0-NR 16.6 11.6-NR Median TTR, months Range 5.3 1.6-11.2 5.5 1.6-11.3 3.0 2.6-16.6

Duration Of Tovorafenib Therapy For All Patients With RAPNO-LGG Evaluable Lesions June 5, 2023 data cutoff. Patients Overall treatment duration (months) 5.3 Months 13.8 Months Median time to response Median duration of treatment

Duration Of Tovorafenib Therapy For All Patients With RANO-HGG Evaluable Lesions Patients Overall treatment duration (months) June 5, 2023 data cutoff. 3.0 Months 16.6 Months Median time to response Median duration of treatment

Duration Of Tovorafenib Therapy For All Patients With RANO-LGG Evaluable Lesions Patients Overall treatment duration (months) June 5, 2023 data cutoff. 5.5 Months 14.4 Months Median time to response Median duration of treatment

Tumor Response To Tovorafenib Across Three Assessment Criteria Were Consistent Across BRAF Fusion And Mutation Patients, and Patients With Prior MAPK Treatment June 5, 2023 data cutoff. 1 Fangusaro J, et al. Lancet Oncol. 2020;21(6):e305–316. 2 Fangusaro J, et al. Lancet Oncol. 2020;21(6):e305–316. 3 van den Bent MJ, et al. Lancet Oncol. 2011;12(6):583-593. 4. Wen PY, et al. J. Clin Oncol. 2017;35(21),2439-2449. * ORR, CBR for RAPNO-LGG and RANO-LGG included MRs. ** the 95% CI were calculated using Kaplan-Meier method. RAPNO-LGG2 RANO-LGG3,4 RANO-HGG1 Response (IRC) n n n ORR,* n (%) 76 39 (51) 76 40 (53) 69 46 (67) BRAF fusion 64 33 (52) 64 33 (52) 59 41 (69) BRAF mutation 12 6 (50) 12 7 (58) 10 5 (50) Prior MAPKi 45 22 (49) 45 23 (51) 41 29 (71) MAPKi-naive 31 17 (55) 31 17 (55) 28 17 (61) CBR,* n (%) (SD of any length of time) 76 62 (82) 76 63 (83) 69 64 (93) BRAF fusion 64 53 (83) 64 53 (83) 59 55 (93) BRAF mutation 12 9 (75) 12 10 (83) 10 9 (90) Prior MAPKi 45 38 (84) 45 38 (84) 41 37 (90) MAPKi-naive 31 24 (77) 31 25 (81) 28 27 (96) CBR,* n (%) (SD ≥12 months) 76 43 (57) 76 46 (61) 69 54 (78) BRAF fusion 64 37 (58) 64 39 (61) 59 49 (83) BRAF mutation 12 6 (50) 12 7 (58) 10 5 (50) Prior MAPKi 45 25 (56) 45 26 (58) 41 33 (80) MAPKi-naive 31 18 (58) 31 20 (65) 28 21 (75) Median DOR, months (95% CI)** 39 13.8 (11.3-NR) 40 14.4 (11.0-NR) 46 16.6 (11.6-NR) BRAF fusion 33 13.8 (11.3-NR) 33 16.3 (11.0-NR) 41 16.8 (11.6-NR) BRAF mutation 6 NR (8.4-NR) 7 12.0 (8.4-NR) 5 15.1 (8.3-NR) Prior MAPKi 22 13.8 (11.3-NR) 23 12.0 (8.5-NR) 29 15.1 (9.0-16.8) MAPKi-naive 17 NR (8.4-NR) 17 16.3 (8.4-NR) 17 NR (11.6-NR)

Tovorafenib Safety Data (n=137) June 5, 2023 data cutoff. Treatment-emergent AEs ≥25% any grade in arms 1 & 2. AE, adverse event; ALT, Alanine transaminase; AST, aspartate aminotransferase; COVID-19, Coronavirus disease 2019; CPK, creatine phosphokinase; LDH, lactate dehydrogenase; RTI, respiratory tract infection; TEAEs, treatment-emergent adverse events; TRAEs, treatment-related adverse events. TEAEs TRAEs Preferred Term, n (%) Any Grade Grade ≥3 Any Grade Grade ≥3 Any AE 137 (100) 86 (63) 134 (98) 58 (42) Hair color changes 104 (76) 0 104 (76) 0 Anemia 81 (59) 15 (11) 67 (49) 14 (10) Elevated CPK 80 (58) 16 (12) 77 (56) 16 (12) Fatigue 76 (55) 6 (4) 60 (44) 6 (4) Vomiting 68 (50) 6 (4) 28 (20) 3 (2) Hypophosphatemia 64 (47) 0 48 (35) 0 Headache 61 (45) 2 (1) 29 (21) 0 Maculo-papular rash 60 (44) 11 (8) 56 (41) 11 (8) Pyrexia 53 (39) 5 (4) 17 (12) 1 (1) Dry skin 49 (36) 0 45 (33) 0 Elevated LDH 48 (35) 0 42 (31) 0 Increased AST 47 (34) 4 (3) 41 (30) 4 (3) Constipation 45 (33) 0 31 (23) 0 Nausea 45 (33) 0 25 (18) 0 Upper RTI 43 (31) 2 (1) 2 (1) 0 Dermatitis acneiform 42 (31) 1 (1) 41 (30) 1 (1) Epistaxis 42 (31) 1 (1) 27 (20) 0 Decreased appetite 39 (28) 5 (4) 28 (20) 4 (3) Paronychia 36 (26) 2 (1) 32 (23) 2 (1) Pruritus 35 (26) 1 (1) 32 (23) 1 (1) COVID-19 34 (25) 0 0 0 The most common reasons for discontinuation were tumor hemorrhage (3 patients) and decrease in growth velocity (2 patients) 33 patients (24%) had TRAEs leading to dose reduction; 50 patients (37%) had TRAEs leading to dose interruption Median duration of dose interruption was 2 weeks 9 patients (7%) had TRAEs leading to discontinuation